EXHIBIT 99.7

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                    GSAA 05 12

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-----------------------------------
Stats
-----------------------------------
Count: 3017
Schedule Balance: $588,552,885.92
AverageSched Bal: $195,078.85
GrossWAC: 6.720
NetWAC: 6.295
OTERM: 353
RTERM: 350
ATERM: 348
AGE: 3
OLTV: 79.21
COLTV: 81.57
FICO: 689.968
DTI: 36.970
-----------------------------------


---------------------------------------------------------
Current Rate                                      Percent
---------------------------------------------------------
5.001 - 5.500                                        0.46
5.501 - 6.000                                       15.94
6.001 - 6.500                                       28.86
6.501 - 7.000                                       27.69
7.001 - 7.500                                       16.17
7.501 - 8.000                                        7.87
8.001 - 8.500                                        1.65
8.501 - 9.000                                        0.81
9.001 - 9.500                                        0.40
9.501 - 10.000                                       0.12
10.001 >=                                            0.02
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Scheduled Balance                                 Percent
---------------------------------------------------------
0.01 - 50,000.00                                     1.47
50,000.01 - 100,000.00                               7.22
100,000.01 - 150,000.00                             13.29
150,000.01 - 200,000.00                             14.95
200,000.01 - 250,000.00                             12.51
250,000.01 - 275,000.00                              5.39
275,000.01 - 350,000.00                             13.80
350,000.01 - 400,000.00                              7.50
400,000.01 - 450,000.00                              6.43
450,000.01 - 500,000.00                              5.58
500,000.01 - 550,000.00                              2.38
550,000.01 - 600,000.00                              2.43
600,000.01 - 750,000.00                              5.22
750,000.01 - 850,000.00                              0.55
850,000.01 - 950,000.00                              0.60
950,000.01 - 1,000,000.00                            0.67
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Original Term                                     Percent
---------------------------------------------------------
120                                                  0.02
180                                                  3.68
240                                                  0.09
360                                                 96.22
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
RemTerm                                           Percent
---------------------------------------------------------
0.001 - 120.000                                      0.02
120.001 - 180.000                                    3.68
180.001 - 240.000                                    0.09
300.001 - 360.000                                   96.22
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Am WAM                                            Percent
---------------------------------------------------------
0.000 - 59.999                                      12.36
60.000 - 119.999                                     0.02
120.000 - 179.999                                    3.70
180.000 - 239.999                                    0.04
240.000 - 299.999                                    0.09
300.000 - 359.999                                   83.01
360.000 >=                                           0.78
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Age                                               Percent
---------------------------------------------------------
0                                                    1.22
1                                                    9.00
2                                                   12.63
3                                                   11.17
4                                                   57.94
5                                                    6.15
6                                                    0.83
7                                                    0.38
8                                                    0.44
9                                                    0.24
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


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States                                            Percent
---------------------------------------------------------
CA                                                  19.09
FL                                                  11.54
NY                                                   7.75
TX                                                   3.55
PA                                                   2.65
AZ                                                   4.95
NJ                                                   4.56
NV                                                   4.30
VA                                                   3.34
OH                                                   1.63
Other                                               36.63
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Original LTV                                      Percent
---------------------------------------------------------
0.001 - 50.000                                       4.03
50.001 - 60.000                                      5.17
60.001 - 70.000                                     12.04
70.001 - 75.000                                      7.58
75.001 - 80.000                                     32.15
80.001 - 85.000                                      3.32
85.001 - 90.000                                     21.66
90.001 - 95.000                                     14.04
---------------------------------------------------------
Total:                                             100.00
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---------------------------------------------------------
Combined LTV                                      Percent
---------------------------------------------------------
0.001 - 50.000                                       3.92
50.001 - 60.000                                      4.90
60.001 - 70.000                                     10.79
70.001 - 75.000                                      7.05
75.001 - 80.000                                     21.49
80.001 - 85.000                                      3.57
85.001 - 90.000                                     25.16
90.001 - 95.000                                     15.86
95.001 - 100.000                                     7.26
---------------------------------------------------------
Total:                                             100.00
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FICO                                              Percent
---------------------------------------------------------
0.000 - 0.999                                        0.18
580.000 - 619.999                                    1.04
620.000 - 649.999                                   21.55
650.000 - 699.999                                   37.46
700.000 - 749.999                                   26.77
750.000 - 799.999                                   11.86
800.000 - 819.999                                    1.14
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Silent                                            Percent
---------------------------------------------------------
N                                                   86.27
Y                                                   13.73
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
PMI                                               Percent
---------------------------------------------------------
GEMICO                                               2.75
MORTGAGE GUARANTY INSURANCE CO                       0.08
OLTV <= 80 - NO MI                                  60.97
PMI MORTGAGE INSURANCE CO                            6.30
RADIAN                                               9.64
REPUBLIC MORTGAGE INSUANCE CO                        7.85
TRIAD                                                5.65
UGIC                                                 6.74
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


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Occupancy Code                                    Percent
---------------------------------------------------------
NON OWNER                                           17.68
OWNER OCCUPIED                                      78.78
SECOND HOME                                          3.54
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Property Type                                     Percent
---------------------------------------------------------
2-4 FAMILY                                          14.07
CONDO                                                8.49
PUD                                                  5.21
SINGLE FAMILY                                       72.24
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Purpose                                           Percent
---------------------------------------------------------
CASHOUT REFI                                        42.93
PURCHASE                                            48.14
RATE/TERM REFI                                       8.93
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Documentation Type                                Percent
---------------------------------------------------------
FULL DOC                                             3.61
NO DOC/NINA/NO RATIO                                35.68
STATED                                              42.69
STATED WITH VOA                                     18.02
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Number of Units                                   Percent
---------------------------------------------------------
1                                                   85.93
2                                                    7.97
3                                                    2.91
4                                                    3.19
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Interest Only                                     Percent
---------------------------------------------------------
N                                                   87.64
Y                                                   12.36
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Interest Only Term                                Percent
---------------------------------------------------------
0.000                                               87.64
60.000                                               0.02
120.000                                             12.34
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Prepay Flag                                       Percent
---------------------------------------------------------
N                                                   42.65
Y                                                   57.35
---------------------------------------------------------
Total:                                             100.00
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---------------------------------------------------------
Prepay Term                                       Percent
---------------------------------------------------------
0.000                                               42.65
6.000                                                0.08
12.000                                               3.83
24.000                                              43.84
36.000                                               7.60
60.000                                               2.00
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
DTI                                               Percent
---------------------------------------------------------
<= 0.000                                            84.24
0.001 - 10.000                                       0.16
10.001 - 20.000                                      0.41
20.001 - 30.000                                      2.59
30.001 - 40.000                                      5.99
40.001 - 50.000                                      6.23
50.001 - 60.000                                      0.37
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Conforming                                        Percent
---------------------------------------------------------
CONFORMING                                          73.45
NON CONFORMING                                      26.55
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------


---------------------------------------------------------
Product Type                                      Percent
---------------------------------------------------------
15 YEAR FIXED                                        3.69
30 YEAR FIXED                                       96.31
---------------------------------------------------------
Total:                                             100.00
---------------------------------------------------------




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                                Sep 16, 2005 10:23                  Page 1 of 1